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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        OCTOBER 28, 2003
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                          CROWLEY MARITIME CORPORATION
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             (Exact name of registrant as specified in its charter)



          DELAWARE                     000-49717                 94-3148464
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(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                 Number)              Identification No.)


155 GRAND AVENUE, OAKLAND, CALIFORNIA                              94612
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (510) 251-7500
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                                  INAPPLICABLE
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          (Former name or former address if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE.

    The registrant has been engaged in discussions with Northland Holdings, Inc. concerning a possible purchase by the registrant of all the stock or assets of Yukon Fuel Company and/or Service Oil & Gas, Inc. as well as certain vessels and other assets used in Yukon's fuel distribution business in Alaska. The parties have not arrived at a definitive agreement concerning the terms of any such transaction and there can be no assurance that these discussions will lead to such an agreement or a purchase of such stock or assets by the registrant. Any such transaction is subject to, among other things, the negotiation, execution and delivery of a definitive acquisition agreement, completion by the registrant of its due diligence investigation, approval of such agreement by the board of directors of the registrant, receipt of necessary consents from certain lenders to the registrant, and the parties' joint determination that such a transaction could be effected in compliance with applicable state and federal antitrust laws.

    The foregoing disclosure contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to meaningful risks and uncertainties, including the material factors that are disclosed from time to time in the registrant's public filings with the United States Securities and Exchange Commission, such as its reports on Forms 8-K, 10-Q and 10-K . These statements are based on current expectations and assumptions which management believes are reasonable and on information currently available to management. All such forward-looking statements are current only as of the date on which such statements were made. The registrant does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CROWLEY MARITIME CORPORATION



                                   By: /s/ Richard L. Swinton
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                                        Richard L. Swinton
                                        Vice President, Tax & Audit

Dated: October 28, 2003